UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 8, 2011

                           VANGUARD ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                        None                 27-2888719
 ----------------------------      ---------------------   --------------------
 (State or other jurisdiction      (Commission File No.)   (IRS Employer
  of incorporation)                                        Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                            ------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule   13e-14(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     Vanguard Energy Corporation will be separating its units into its component parts as of the opening on December 19, 2011. The units will cease to trade as of the close on December 16, 2011. The units will separate into one share of common stock and one class A warrant. Upon separation, the units will cease to trade. The separation of the units will be voluntary from December 19, 2011 to December 22, 2011. As of December 23, 2011 the separation will become mandatory. During the voluntary separation period the units can be recombined/combined via DWAC. The details of the separation are as follows:

      Issue:                        4,800,000 Vanguard Energy Corporation Units
                                    Symbol: VNGEU / Cusip: 92203D202
      Split to:                     4,800,000 Common Shares
                                    Symbol: VNGE / Cusip: 92203D103
                                    4,800,000 A Warrants
                                    Symbol: VNGEW / Cusip: 92203D111

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 8, 2011               VANGUARD ENERGY CORPORATION


                                      By: /s/ Warren M. Dillard
                                          --------------------------------------
                                          Warren M. Dillard, President and Chief
                                          Executive Officer

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